EXHIBIT 10.4

                                AGREEMENT OF SALE


         This Agreement is entered into this 7th day of July, 1997 by and between VERDE, INC. ("Verde") and TATONKA ENERGY, INC. ("Tatonka").

         WHEREAS, Tatonka currently holds a Note Receivable in the amount of $37,448.25 from Food Franchises, Inc., and

         WHEREAS, Verde is willing to purchase said note for the sum total of $25,635.96 by paying the liabilities of Tatonka listed below,

         BOTH PARTIES AGREE TO THE FOLLOWING:

         1. Tatonka hereby assigns to Verde any and all rights derived from the March 12, 1997 Food Franchises, Inc. purchase of restaurant equipment from Tatonka. Payment for that purchase and any recourse resulting from non-payment is hereby assigned to Verde.

         2.        Verde agrees to pay the sum total of $25,635.96 as follows:

                  1. On July 15, 1997, Verde shall deposit $9,743.50 into the Tatonka bank account. These funds shall be specifically for the purpose of paying the following outstanding bills:

                                    Grant Thornton (auditing fees)     $3,600.00
                                    Securities Transfer                $  161.00
                                    Montreal Trust                     $  600.00
                                    Rick Green (legal fees)            $4,027.50
                                    Payroll Taxes                      $1,355.00
                                    TOTAL                              $9,743.50

                  2.       Verde hereby  assumes the following  liabilities  and
                           hereby  assures   prompt  payment   directly  to  the
                           parties:

                                    Russell Richardson (legal fees)    $5,218.75
                                    Gerald McEvoy (C.P.A.)             $  425.00
                                    IGT (mgmt fees for Feb., March,
                                            May, June and July)        $9,000.00
                                    Charles E. Simon                   $   48.71
                                    Verde, Inc. (Rent)                 $1,200.00
                                                                       ---------
                                    TOTAL                             $15,892.46



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         Both parties agree to all terms and evidence such by signing below.



 /s/ Richard A. Green, Sr.  7/7/97       /s/ Richard A. Green, Sr.        7/7/97
--------------------------  ------       -------------------------        ------
         VERDE, INC.         Date            TATONKA ENERGY, INC.          Date

















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